UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2012

DGT Holdings Corp.
(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Steel Partners Holdings L.P, 590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 16, 2012, DGT Holdings Corp. (the “Company”) completed the sale of its power conversion business (the “Power Conversion Business”) operated by its RFI Corporation subsidiary (“RFI”), to EMS Development Corporation (“EMS”), a New York corporation and an affiliate of Ultra Electronics Defense, Inc. (“UEDI”), pursuant to the asset purchase agreement (the “Asset Purchase Agreement”), dated as of June 6, 2012, by and among UEDI, the Company and RFI.  In consideration for the sale of the Power Conversion Business, EMS paid an aggregate of $12,500,000 in cash.  $1,250,000 of such amount is being held in escrow to serve as security for payments in satisfaction of certain of the Company’s and RFI’s indemnification obligations and $237,000 is being held in escrow to cover any potential net working capital adjustment.

The description of the transactions consummated pursuant to the Asset Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed on June 7, 2012, and incorporated herein by reference.

Item 8.01	Other Events.

On August 16, 2012, the Company issued a press release announcing the consummation of the sale of the Power Conversion Business.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Consolidated Financial Statements are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

(i)           Unaudited Pro Forma Consolidated Balance Sheet as of April 28, 2012

(ii)           Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months ended April 28, 2012, and April 30, 2011 and the Fiscal Years ended July 30, 2011, July 31, 2010 and August 1, 2009

(iii)           Notes to the Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits

Exhibit No.	Exhibits

99.1
Unaudited Pro Forma Consolidated Balance Sheet as of April 28, 2012, Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months ended April 28, 2012, and April 30, 2011 and the Fiscal Years ended July 30, 2011, July 31, 2010 and August 1, 2009, and Notes to the Unaudited Pro Forma Consolidated Financial Statements

99.2	Press Release dated August 16, 2012 (announcing consummation of the sale of the Power Conversion Business)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGT HOLDINGS CORP.
(Registrant)

Date: August 20, 2012	By:	/s/ Mark A. Zorko
Mark A. Zorko Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1
Unaudited Pro Forma Consolidated Balance Sheet as of April 28, 2012, Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months ended April 28, 2012, and April 30, 2011 and the Fiscal Years ended July 30, 2011, July 31, 2010 and August 1, 2009, and Notes to the Unaudited Pro Forma Consolidated Financial Statements

99.2	Press Release dated August 16, 2012 (announcing consummation of the sale of the Power Conversion Business)